GSR05AR6- 4A3

Balance	$175,492,000.00	Delay	24
Coupon	4.556	Dated	9/1/2005
Settle	9/30/2005	First Payment	10/25/2005

Prepay	10 CPB	15 CPB	20 CPB	25 CPB	30 CPB	40 CPB	50 CPB
98-13	5.074	5.202	5.384	5.594	5.816	6.305	6.871	Yield
98-13	71	88	109	132	156	213	276	Spread
98-17	5.027	5.143	5.307	5.497	5.697	6.138	6.648	Yield
98-17	67	82	101	123	144	196	254	Spread
98-21	4.981	5.084	5.230	5.399	5.578	5.971	6.425	Yield
98-21	62	76	94	113	132	179	231	Spread
98-25	4.935	5.025	5.154	5.302	5.459	5.804	6.203	Yield
98-25	57	70	86	103	120	162	209	Spread
98-29	4.889	4.966	5.077	5.205	5.341	5.638	5.982	Yield
98-29	53	64	78	94	109	146	187	Spread
99-01	4.842	4.908	5.001	5.109	5.222	5.472	5.761	Yield
99-01	48	58	71	84	97	129	165	Spread
99-05	4.796	4.850	4.925	5.012	5.104	5.307	5.541	Yield
99-05	44	52	63	74	85	113	143	Spread
99-09	4.751	4.791	4.849	4.916	4.987	5.142	5.321	Yield
99-09	39	47	56	65	73	96	121	Spread
99-13	4.705	4.733	4.774	4.820	4.869	4.977	5.102	Yield
99-13	34	41	48	55	62	80	99	Spread
99-17	4.659	4.675	4.698	4.724	4.752	4.813	4.884	Yield
99-17	30	35	40	45	50	63	77	Spread
99-21	4.613	4.617	4.623	4.629	4.635	4.650	4.667	Yield
99-21	25	29	33	36	38	47	56	Spread
99-25	4.568	4.559	4.547	4.534	4.519	4.487	4.450	Yield
99-25	21	23	25	26	26	31	34	Spread
99-29	4.522	4.502	4.472	4.438	4.403	4.324	4.233	Yield
99-29	16	18	18	17	15	14	12	Spread
100-01	4.477	4.444	4.397	4.344	4.287	4.162	4.017	Yield
100-01	12	12	10	7	3	-2	-9	Spread
100-05	4.432	4.387	4.323	4.249	4.171	4.000	3.802	Yield
100-05	7	6	3	-2	-8	-18	-31	Spread
100-09	4.386	4.330	4.248	4.154	4.055	3.838	3.588	Yield
100-09	3	0	-5	-12	-20	-34	-52	Spread
100-13	4.341	4.272	4.174	4.060	3.940	3.677	3.374	Yield
100-13	-2	-5	-12	-21	-31	-50	-74	Spread

WAL	3.06	2.38	1.80	1.40	1.14	0.80	0.60
Principal Window	Oct05 - Jun10	Oct05 - May10	Oct05 - Dec09	Oct05 - Jan09	Oct05 - May08	Oct05 - Aug07	Oct05 - Feb07

CMT_1YR	3.8600

Swap curve
0.5YR	4.077
1YR	4.24625
2YR	4.306
3YR	4.359
4YR	4.402
5YR	4.449
6YR	4.497

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.